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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                    FORM 8-K

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):

                                August 15, 2001


                                UNITEL VIDEO,  INC.
               (Exact name of registrant as specified in its charter)



        Delaware                        1-8654                   23-1713238
(State or other jurisdiction         (Commission File         (I.R.S. Employer
   of incorporation)                      Number)            Identification No.)


555 West 57th Street, New York, New York                                10019
(Address of principal executive offices)                              (Zip Code)


                                 212-265-3600
             (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)


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Item 5. Other Events

     On August 15, 2001, Unitel Video, Inc. (the "Company") filed an unaudited monthly operating report for the month ended February 28, 2001 with the United States Bankruptcy Court for the District of Delaware (the "Court") in connection with the Company's and certain of its domestic subsidiaries' cases (the "Cases") under Chapter 11 of the United States Bankruptcy Code (Case No. 99-2979(PJ)). The Company has included the report as an exhibit to this Form 8-K.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

        (a)     Financial statements of business acquired:

                Not applicable

        (b)     Pro forma financial information:

                Not applicable

        (c)     Exhibits:

                * 99.1: The Company's unaudited monthly operating report for the month ended February 28, 2001 filed with the Court on August 15, 2001 in connection with the Cases.
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                                        UNITEL VIDEO, INC.




Date: August 22, 2001                            By:/s/ Brian Mittman
                                                 -------------------------------
                                                     Brian Mittman
                                                     Vice President
                                                          Getzler & Co., Inc.
                                                          for Unitel Video, Inc.